UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Commission File Number: 000-55986

MCIG, INC.
(Exact name of registrant as specified in charter)
Nevada	27-4439285
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4720 Salisbury Road Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	570-778-6459

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “MCIG,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

Item 4.01 Change in Registrant’s Auditors.

          (a) Replacement of Independent Registered Public Accountant

On October 9, 2019, the Board of Directors (the “Board”) of mCig, Inc. (the “Company”) resolved to replace M&K CPAS, PLLC (“M&K CPAS”) as the Company’s independent registered public accounting firm with the accounting firm of Weinstein International CPA ("Weinstein International").

During the year ended April 30, 2019 there were no disagreements with M&K CPAS (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAS, would have caused them to make reference thereto in their report on financial statements for such years.

During the year ended April 30, 2019 and through October 9, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided M&K CPAS with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that M&K CPAS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from M&K CPAS filed as Exhibit 16.1 hereto and incorporated herein by reference.

          (b) Engagement of Independent Registered Public Accountant

On October 9, 2019, the Board resolved to engage the accounting firm of Weinstein International as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ended April 30, 2019 and April 30, 2018, prior to the engagement of Weinstein International, the Company did not consult with Weinstein International with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; and further, Weinstein International has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of M&K, CPAS to the Securities and Exchange Commission dated October 17, 2019.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: November 4, 2019	By:	/s/ Paul Rosenberg
Paul Rosenberg, Chief Executive Officer

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